FIRST MODIFICATION OF SECOND AMENDED
                   AND RESTATED LOAN AGREEMENT


    THIS FIRST MODIFICATION OF SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Agreement") is entered into this 25th day of February, 1997, by and between AMRESCO, INC., a Delaware corporation ("AMRESCO"), and the other entities designated as "Borrowers" in Exhibit A attached hereto (collectively, "Borrowers"), and NationsBank of Texas, N.A., a national banking association, as agent ("Agent") for the Lenders (as defined in the Loan Agreement (defined below)).

                       W I T N E S S E T H:

    WHEREAS, reference is made to the revolving credit facility in the maximum principal amount of $275,000,000, governed by that certain Second Amended and Restated Loan Agreement (the "Loan Agreement") dated February 7, 1997, executed by and among certain Lenders (the "Lenders"), Agent and Borrowers (each term used herein but not otherwise defined herein shall be defined as set forth in the Loan Agreement); and

    WHEREAS, Borrowers and The Nippon Credit Bank, Ltd., New York Branch, a Japanese corporation ("Nippon"), have requested that certain changes be made to the Loan Agreement, including without limitation, that Nippon's Revolving Loan Commitment Amount be increased to $15,000,000, such increase to be evidenced by a promissory note in the form attached to the Loan Agreement as Exhibit A, executed by Borrowers and payable to the order of Nippon in the maximum principal amount of $5,000,000 ("Nippon Note"); and

    WHEREAS, Agent on behalf of the Lenders has agreed to the above request, subject to the terms and conditions contained herein.

    NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Agent on behalf of the Lenders and Borrowers hereby agree as follows:

    1. Amended Schedule I. Schedule I of the Loan Agreement shall be, and is hereby, amended and restated in its entirety as set forth on Exhibit A attached hereto and incorporated herein by reference for all purposes.

    2. Definition of Loan Documents. The definition of "Loan Documents", as defined in the Loan Agreement and as used in the Loan Agreement, the other Loan Documents and herein, shall be, and is hereby, modified to include this Agreement and any and all documents executed in connection herewith.

    3. Conditions Precedent to this Agreement. As conditions precedent to this Agreement and the modifications to the Loan
Agreement pursuant hereto, all of the following shall have been satisfied:

    (a) Borrowers shall have executed and delivered to Agent this Agreement and the Nippon Note; and

    (b) Borrowers shall have delivered to Agent all resolutions, powers of attorney, certificates or documents as Agent may request relating to (i) the existence of Borrowers, and (ii) the corporate and partnership authority for the execution and validity of this Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Agent.

    4. Reaffirmation of Debt. Borrowers hereby agree and acknowledge that they are well and truly indebted to Lenders pursuant to the terms of the Notes and the other Loan Documents, as modified hereby.

    5. Ratification. Except as otherwise expressly modified by this Agreement, all terms and provisions of the Loan Agreement, the Notes, and the other Loan Documents shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

    6. Payment of Expenses. Borrowers agree to provide to Lenders, upon demand, the reasonable attorneys' fees and expenses of Agent's counsel, filing and recording fees and other reasonable expenses incurred by Agent in connection with this Agreement.

    7. Further Assurances. Borrowers shall execute and deliver to Agent such other documents as may be necessary or as may be required, in the opinion of counsel to Agent, to effect the transactions contemplated hereby and to protect the liens and security interests.

    8. Binding Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the parties' respective heirs, representatives, successors and assigns.

    9. Enforceability. In the event the enforceability or validity of any portion of this Agreement, the Loan Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

    10. Counterparts. This Agreement may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

    11.  Choice of Law.  THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS
PREEMPT THE LAWS OF THE STATE OF TEXAS.

    12. Entire Agreement. This Agreement, the Loan Agreement and the Notes, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated.

    THIS AGREEMENT AND THE OTHER WRITTEN INSTRUMENTS, AGREEMENTS AND DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, AND THE LOAN AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, this Agreement is executed effective as of the date first written above.

                        BORROWERS:

                        AMRESCO, INC., a Delaware corporation


                        By:_____________________________________
                             Thomas J. Andrus,
                             Treasurer

                         AFC EQUITIES, INC.
                         AMRESCO ATLANTA INDUSTRIAL, INC.
                         AMRESCO BUILDERS GROUP, INC.
                         AMRESCO CANADA, INC.
                         AMRESCO CAPITAL CORPORATION
                         AMRESCO CAPITAL LIMITED, INC.
                         AMRESCO CONSOLIDATION CORP. f/k/a AMRESCO
                              MORTGAGE CAPITAL, INC.
                         AMRESCO EQUITIES CANADA INC.
                         AMRESCO FINANCIAL I, INC.
                         AMRESCO FINANCIAL I, L.P.
                         AMRESCO FUNDING CORPORATION
                         AMRESCO INSTITUTIONAL, INC.
                         AMRESCO INVESTMENTS, INC.
                         AMRESCO JERSEY VENTURES LIMITED
                         AMRESCO MANAGEMENT, INC.
                         AMRESCO NEW ENGLAND, L.P.
                         AMRESCO NEW ENGLAND II, L.P.
                         AMRESCO NEW ENGLAND, INC.
                         AMRESCO NEW ENGLAND II, INC.
                         AMRESCO NEW HAMPSHIRE, INC.
                         AMRESCO NEW HAMPSHIRE, L.P.
                         AMRESCO OVERSEAS, INC. f/k/a AMRESCO
                             SERVICES, INC.
                         AMRESCO PORTFOLIO INVESTMENTS, INC.
                         AMRESCO PRINCIPAL MANAGERS I, INC.
                         AMRESCO PRINCIPAL MANAGERS II, INC.
                         AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
                         AMRESCO RESIDENTIAL CONDUIT, INC.
                         AMRESCO RESIDENTIAL CREDIT CORPORATION
                         AMRESCO RESIDENTIAL MORTGAGE CORPORATION
                         AMRESCO RHODE ISLAND, INC.
                         AMRESCO SERVICES CANADA INC.
                         AMRESCO UK HOLDINGS LIMITED
                         AMRESCO UK LIMITED
                         AMRESCO UK VENTURES LIMITED
                         AMRESCO VENTURES, INC. f/k/a AMRESCO
                             GENERAL PARTNERS, INC.
                         AMRESCO 1994-N2, INC.
                         ASSET MANAGEMENT RESOLUTION COMPANY
                         BEI 1992 - N1, INC.
                         BEI 1993 - N3, INC.
                         BEI 1994 - N1, INC.
                         BEI MULTI-POOL, INC.
                         BEI PORTFOLIO INVESTMENTS, INC.
                         BEI PORTFOLIO MANAGERS, INC.
                         BEI REAL ESTATE SERVICES, INC.
                         BEI SANJAC, INC.
                         ENT MIDWEST, INC.
                         ENT NEW JERSEY, INC.
                         ENT SOUTHERN CALIFORNIA, INC.
                         GRANITE EQUITIES, INC.
                         HOLLIDAY FENOGLIO, INC.
                         LIFETIME HOMES, INC., f/k/a LIFETIME
                         HOMES OF NEW JERSEY, INC.
                         OAK CLIFF FINANCIAL, INC.
                         OLD MIDLAND HOUSE LIMITED
                         PRESTON HOLLOW ASSET HOLDINGS, INC.


                         By: AMRESCO, INC., a Delaware
                              corporation, as attorney-in-fact

                             By:________________________________
                                  Thomas J. Andrus, as
                                  Treasurer
                                  AGENT:

                        NATIONSBANK OF TEXAS, N.A.,
                        a national banking association, as
                        Agent for Lenders


                        By:_____________________________________
                             Brian K. Schneider,
                             Vice President

                            SCHEDULE I

                      LENDERS AND BORROWERS

I.  LENDERS, AGENT AND ARRANGER

    A.   AGENT:

         NationsBank of Texas, N.A.
         Commercial Banking Division
         901 Main Street, 7th Floor
         Dallas, Texas  75202
         Attn:  Brian Schneider
         Fax No.:  (214) 508-0388

    B.   ARRANGER:

         NationsBanc Capital Markets, Inc.
         901 Main Street, 66th Floor
         Dallas, Texas  75202
         Attn:  Joseph Siegel, Jr.
         Fax No.:  (214) 508-2881

    C.   REVOLVING LENDERS:

          NationsBank of Texas, N.A.
          901 Main Street, 7th Floor
          Dallas, Texas  75202
          Attn:  Brian Schneider
          Tel:  (214) 508-0365
          Fax:  (214) 508-3138

          Bank One, Texas, NA
          1717 Main Street, 3rd Floor
          Dallas, Texas  75201
          Attn:  Kathleen Costello Stewart
          Tel:  (214) 290-2709
          Fax:  (214) 290-2275

          Wells Fargo Bank (Texas), N.A.
          1445 Ross Avenue, 3rd Floor
          Dallas, Texas  75202
          Attn:  Craig T. Scheef
          Tel:  (214) 740-1548
          Fax:  (214) 740-1519



          Comerica Bank - Texas
          8828 Stemmons, Suite 441
          Dallas, Texas  75247
          Attn:  David Terry
          Tel:  (972) 841-4419
          Fax:  (972) 263-9837


          Bank United of Texas
          101 Ygnacio Valley Road
          Walnut Creek, CA  94596
          Attn:  Michael D. McAuley
          Tel:  (510) 210-8060
          Fax:  (510) 210-8065

          The Bank of New York
          One Wall Street, 17th Floor
          New York, New York  10286
          Attn:  Robert A. Tweed
          Tel:  (212) 635-6465
          Fax:  (212) 635-6468

          The Nippon Credit Bank, Ltd.
          New York Branch
          245 Park Avenue
          New York, New York 10167
          Attn:  ________________
          Tel:  (212) 984-1319
          Fax:  (212) 490-3895


                                        Additional
                    Initial Revolving  Revolving Loan    New Revolving    New Revolving  Participation
                     Loan Commitment    Commitment      Loan Commitment      Loan             Fee
                        Amount             Amount          Amount          Percentage        Amount

Revolving Lenders:
NationsBank           $50,000,000              $0      $50,000,000           23.25581%
Bank One              $35,000,000     $10,000,000      $45,000,000           20.93023%       $25,000
Wells Fargo           $25,000,000              $0      $25,000,000           11.62791%
Comerica              $20,000,000              $0      $20,000,000            9.30233%
Bank United           $30,000,000              $0      $30,000,000           13.95349%
Bank of New York      $15,000,000     $15,000,000      $30,000,000           13.95349%       $22,500
Nippon Credit Bank    $10,000,000      $5,000,000      $15,000,000            6.97674%        $5,000

  Total              $185,000,000     $30,000,000     $215,000,000                100%       $62,500


II. BORROWERS

    AFC EQUITIES, INC.
    AMRESCO ATLANTA INDUSTRIAL, INC.
    AMRESCO BUILDERS GROUP, INC.
    AMRESCO CANADA, INC.
    AMRESCO CAPITAL CORPORATION
    AMRESCO CAPITAL LIMITED, INC.
    AMRESCO CONSOLIDATION CORP. f/k/a AMRESCO
         MORTGAGE CAPITAL, INC.
    AMRESCO EQUITIES CANADA INC.
    AMRESCO FINANCIAL I, INC.
    AMRESCO FINANCIAL I, L.P.
    AMRESCO FUNDING CORPORATION
    AMRESCO INSTITUTIONAL, INC.
    AMRESCO INVESTMENTS, INC.
    AMRESCO JERSEY VENTURES LIMITED
    AMRESCO MANAGEMENT, INC.
    AMRESCO NEW ENGLAND, L.P.
    AMRESCO NEW ENGLAND II, L.P.
    AMRESCO NEW ENGLAND, INC.
    AMRESCO NEW ENGLAND II, INC.
    AMRESCO NEW HAMPSHIRE, INC.
    AMRESCO NEW HAMPSHIRE, L.P.
    AMRESCO OVERSEAS, INC. f/k/a AMRESCO
         SERVICES, INC.
    AMRESCO PORTFOLIO INVESTMENTS, INC.
    AMRESCO PRINCIPAL MANAGERS I, INC.
    AMRESCO PRINCIPAL MANAGERS II, INC.
    AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
    AMRESCO RESIDENTIAL CONDUIT, INC.
    AMRESCO RESIDENTIAL CREDIT CORPORATION
    AMRESCO RESIDENTIAL MORTGAGE CORPORATION
    AMRESCO RHODE ISLAND, INC.
    AMRESCO SERVICES CANADA INC.
    AMRESCO UK HOLDINGS LIMITED
    AMRESCO UK LIMITED
    AMRESCO UK VENTURES LIMITED
    AMRESCO VENTURES, INC. f/k/a AMRESCO GENERAL
         PARTNERS, INC.
    AMRESCO 1994-N2, INC.
    ASSET MANAGEMENT RESOLUTION COMPANY
    BEI 1992 - N1, INC.
    BEI 1993 - N3, INC.
    BEI 1994 - N1, INC.
    BEI MULTI-POOL, INC.
    BEI PORTFOLIO INVESTMENTS, INC.
    BEI PORTFOLIO MANAGERS, INC.
    BEI REAL ESTATE SERVICES, INC.
    BEI SANJAC, INC.
    ENT MIDWEST, INC.
    ENT NEW JERSEY, INC.
    ENT SOUTHERN CALIFORNIA, INC.
    GRANITE EQUITIES, INC.
    HOLLIDAY FENOGLIO, INC.
    LIFETIME HOMES, INC., f/k/a LIFETIME HOMES OF
         NEW JERSEY, INC.
    OAK CLIFF FINANCIAL, INC.
    OLD MIDLAND HOUSE LIMITED
    PRESTON HOLLOW ASSET HOLDINGS, INC.


    c/o AMRESCO, INC.
    700 N. Pearl Street
    Suite 2400, LB 342
    Dallas, Texas  75201-7424
    Attn:  Treasurer
    Fax No.:  (214) 953-7757